UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.            )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SOLIDION TECHNOLOGY, Inc.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! SOLUTION TECHNOLOGY, INC. 2026 Annual Meeting Vote by November 17, 2026 11:59 PM ET SOLUTION TECHNOLOGY, INC. 1900 N. PEARL STREET DALLAS, TX 75201 T04574-P57987 You invested in SOLUTION TECHNOLOGY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on November 18, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 4, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* November 18, 2026 11:00 a.m. Central Time Virtually at: www.virtualshareholdermeeting.com/STI2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommendations 1. Election of three Class I director nominees: Jaymes Winters, Karin-Joyce (KJ) Tjon, and Mark Schwartz, to serve until the 2029 Annual Meeting of Stockholders and until their successors have been duly elected and qualified. Nominees: 1a. Jaymes Winters — For 1b. Karin-Joyce (KJ) Tjon — For 1c. Mark Schwartz — For 2. Ratification of the selection of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. — For 3. To approve an amendment to the Solidion Technology, Inc. 2023 Equity Incentive Plan to increase the number of shares of Common Stock authorized for issuance under the Incentive Plan by 975,000 shares. — For 4. Approval of the redomestication of the Company from Delaware to Texas by a Plan of Conversion (the “Plan of Conversion”) attached as Appendix C to this proxy statement (the “Conversion Proposal”). — For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. T04575-P57987